Important Notice Regarding Change in
ETF Index and Related Matters

GLOBAL X FUNDS
Global X FTSE Greece 20 ETF (the “Fund”)

Supplement dated December 31, 2015
to the Summary Prospectus and Statutory Prospectus, each dated March 1, 2015, as supplemented July 7, 2015, and Statement of Additional Information (“SAI”) dated March 1, 2015

The information in this Supplement updates information in, and should be read in conjunction with, the Summary Prospectus, Statutory Prospectus and SAI for the Fund.

The name of the Fund and its underlying index will change on or around March 1, 2016.

	Current	New
Fund Name	Global X FTSE Greece 20 ETF	Global X MSCI Greece ETF
Index	FTSE/ATHEX Custom Capped Index	MSCI All Greece Select 25/50 Index
Index Components	20	20*
Index Description
The FTSE/ATHEX Custom Capped Index is designed to reflect broad-based equity market performance in Greece. The stocks are screened for liquidity and weighted according to modified free-float market capitalization. The index is comprised of the top 20 companies that are domiciled in, principally traded in or whose revenues are primarily from Greece. A specific capping methodology is applied to facilitate compliance with the rules governing the listing of financial products on exchanges in the United States.

The MSCI All Greece Select 25/50 Index is designed to represent the performance of the Broad Greece Equity Universe, while including constituents with minimum levels of liquidity. The Broad Greece Equity Universe includes securities that are classified in Greece according to the MSCI Global Investable Market Index Methodology, together with companies that are headquartered or listed in Greece and carry out the majority of their operations in Greece. A specific capping methodology is applied to facilitate compliance with the rules governing the listing of financial products on exchanges in the United States.

The current index is the FTSE/ATHEX Custom Capped Index (the “Current Index”). The Current Index is designed to reflect broad-based equity market performance in Greece. The stocks are screened for liquidity and weighted according to modified free-float market capitalization. The new index is the MSCI All Greece Select 25/50 Index (the “New Index”). The New Index is designed to represent the performance of the Broad Greece Equity Universe, while including constituents with minimum levels of liquidity and applying a specific capping methodology to facilitate compliance with the rules governing the listing of financial products on exchanges in the United States.

*Index constituents for the MSCI All Greece Select 25/50 Index are as of December 30, 2015. The number of index constituents may change by the effective date on or around March 1, 2016.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE